UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2013

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events

On April 16, 2013, Volcano Corporation (the “Company”) filed suit in Federal District Court in Delaware against St. Jude Medical, Cardiovascular and Ablation Technologies Division, Inc., St. Jude Medical, Cardiology Division, Inc., St. Jude Medical, U.S. Division, St. Jude Medical S.C. Inc., and St. Jude Medical Systems AB, (collectively, “St. Jude”) for infringement of Volcano's recently issued United States Patent Nos. 8,419,647 and 8,419,648 both entitled “Ultra Miniature Pressure Sensor.” Volcano's complaint accuses St. Jude's PressureWire™ Certus and PressureWire™ Aeris cardiac pressure sensing guide wire products (the “Accused Guide Wires”) and St. Jude's RadiAnalyzer™ Xpress Measurement System, Ilumien™ PCI Optimization System and Quantien™ Integrated FFR Platform, which are used with the Accused Guide Wires, of infringing the patented methods of United States Patent No. 8,419,647. Volcano's complaint also accuses the Accused Guide Wires of infringing the patented device claims of United States Patent No. 8,419,648.

Forward-Looking Statements

This report contains or references forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered "forward-looking statements". Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties which may cause the Company's results to differ materially and adversely from the statements contained or referenced herein. Some of the potential risks and uncertainties that could cause actual results to differ include unfavorable developments in the ongoing litigation described above or other litigation, the Company's ability to obtain the relief it seeks in the litigation described above or other litigation, the Company's ability to obtain or maintain patent or other proprietary intellectual property protection, and other risks inherent to medical device companies and patent litigation. These and additional risks and uncertainties are more fully described in the Company's filings made with the Securities and Exchange Commission, including the Company's most recent annual report on Form 10-K. Undue reliance should not be placed on forward-looking statements which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / John Dahldorf
John Dahldorf Chief Financial Officer
Dated: April 17, 2013